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                                                                   Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 24, 2000 relating to the financial statements of QUALCOMM Spinco, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
July 24,2000